 Exhibit 99.1

EnerSys Invests in Lithium-Ion Battery Business

Reading, PA, February 22, 2006 /PRNewswire-FirstCall/ -- EnerSys (NYSE: ENS), the world's largest manufacturer, marketer and distributor of industrial batteries, announced today that it has purchased a controlling interest in Modular Energy Devices, Inc. (ModEnergy), a development stage company.
ModEnergy produces large format lithium-ion rechargeable batteries utilized in aerospace and defense applications as well as specialized standby power and commercial applications.

ModEnergy, based in Westerly, Rhode Island, has developed a proprietary method for assembling lithium-ion cells into battery systems that are designed to be safer and more cost effective than competitive products currently available.

John D. Craig, chairman, president and CEO of EnerSys, said "The ModEnergy investment gives us a foothold in the emerging lithium-ion segment of the industrial battery market and supplements our already broad line of battery offerings. This investment is targeted towards our aerospace and defense battery business and will complement our lead-acid and nickel based specialty product lines in the standby and specialty battery markets."

Sanjay Deshpande, EnerSys vice president for Aerospace and Defense, who will serve as general manager of ModEnergy, added, "EnerSys first contracted ModEnergy to develop a specific product for a military application, which has been tested successfully by a government agency, and we then proceeded to make the investment in ModEnergy. We are confident that ModEnergy will be an excellent springboard for the continued growth of our business in the targeted markets for these products."

Stephen Spencer Eaves, founder and vice president of Technology for ModEnergy, remarked, "We are excited about having EnerSys as our strategic partner, with its global reach and operations. We have had one of our products under field test in a telecommunications application, which has shown favorable results to date. With this investment by EnerSys, we will move forward with the accelerated commercialization of our technology and products in many markets around the world."

Caution Concerning Forward-Looking Statements

This press release (and oral statements made regarding the subjects of this release) contains forward-
looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These
forward-looking statements may include, but are not limited to, (i) statements regarding EnerSys' plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts, including statements identified by words such as "expects," "anticipates," "intends,"
"plans," "believes," "seeks," "estimates," "will" or words of similar meaning; and (ii) statements about the benefits of the investment in ModEnergy's lithium-ion battery technology, including any impact on financial and operating results and estimates, and any impact on EnerSys' market position that may be realized from the investment.

These forward-looking statements are based upon management's current beliefs or expectations and are inherently subject to significant business, economic, and competitive uncertainties and contingencies many of which are beyond our control. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (1) our ability to successfully commercialize ModEnergy's lithium-ion battery technology; (2) the possibility that EnerSys may not realize revenue benefits from the proposed investment within expected time frames; (3) operating costs and business disruption following the proposed investment, including possible adverse effects on relationships with employees, may be greater than expected; and (4) competition may adversely affect
ModEnergy's business and result in customer loss. EnerSys does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date such forward-
looking statement is made.

For more information, contact Richard Zuidema, executive vice president, EnerSys, P.O. Box 14145,
Reading, PA 19612-4145, USA. Tel: 800-538-3627; Website: http://www.enersys.com.

About EnerSys: EnerSys, the world leader in stored energy solutions for industrial applications, manufactures and distributes reserve power and motive power batteries, chargers, power equipment, and battery accessories to customers worldwide. Motive power batteries are utilized in electric forklift trucks and other commercial electric powered vehicles. Reserve power batteries are used in the telecommunication and utility industries, uninterruptible power suppliers, and numerous applications requiring standby power. The company also provides aftermarket and customer support services to its customers from over 100 countries through its sales and manufacturing locations around the world.

More information regarding EnerSys can be found at http://www.enersys.com.